Exhibit 23.1

Beckstead and Watts, LLP
Certified Public Accountants
                                                      3340 Wynn Road, Suite B
                                                          Las Vegas, NV 89102
                                                                 702.257.1984
                                                           702.362.0540 (fax)



Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We have issued our report dated March 26, 2004 accompanying the financials statements of MaxxZone.com, Inc. on Form 10-KSB for the year ended December 31, 2003. We hereby consent to the incorporation by reference of said report in the Registration Statement of MaxxZone.com, Inc. on Form S-8.

Signed,

/s/ Beckstead and Watts, LLP

May 25, 2004